Exhibit 99.2
Employers Holdings, Inc.
Second Quarter 2020
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Income Before Income Taxes by Segment

8	Return on Equity

9	Roll-forward of Unpaid Losses and LAE

10	Consolidated Investment Portfolio

11	Book Value Per Share

12	Earnings Per Share

13	Non-GAAP Financial Measures

14	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019	% change	2020	2019	% change
Selected financial highlights:
Gross premiums written	$140.2	$176.6	(21)%	$324.9	$386.6	(16)%
Net premiums written	139.0	175.2	(21)	322.4	383.9	(16)
Net premiums earned	151.5	175.5	(14)	319.4	350.3	(9)
Net investment income	19.9	21.4	(7)	39.8	43.2	(8)
Net income before impact of the LPT(1)	57.1	35.0	63	19.8	84.4	(77)
Adjusted net income(1)	25.7	29.2	(12)	36.7	60.1	(39)
Net income before income taxes	74.3	49.7	49	29.0	111.6	(74)
Net income	59.6	40.7	46	24.7	92.6	(73)
Comprehensive income	123.0	70.4	75	64.4	159.6	(60)
Total assets				4,004.0	3,954.3	1
Stockholders' equity				1,144.0	1,121.5	2
Stockholders' equity including the Deferred Gain(2)				1,276.2	1,263.2	1
Adjusted stockholders' equity(2)				1,171.2	1,209.9	(3)
Annualized adjusted return on stockholders' equity(3)	8.9%	9.7%	(8)%	6.1%	10.1%	(40)
Amounts per share:
Cash dividends declared per share	$0.25	$0.22	14%	$0.50	$0.44	14%
Earnings per diluted share(4)	1.97	1.25	58	0.80	2.84	(72)
Earnings per diluted share before impact of the LPT(4)	1.89	1.08	75	0.62	2.59	(76)
Adjusted earnings per diluted share(4)	0.85	0.90	(6)	1.18	1.84	(36)
Book value per share(2)				38.93	35.15	11
Book value per share including the Deferred Gain(2)				43.43	39.59	10
Adjusted book value per share(2)				39.86	37.92	5
Financial information by Segment(5):
Net income (loss) before income taxes
Employers	$75.5	$50.3	50%	$37.8	$114.2	(67)%
Cerity	(2.0)	(4.1)	(51)	(6.7)	(7.6)	12
Corporate and Other	0.8	3.5	(77)	(2.1)	5.0	(142)

(1) See Page 3 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 11 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 8 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 12 for description and calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 4-7 for details and Page 14 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	June 30, 2020	December 31, 2019
ASSETS
Investments, cash and cash equivalents	$2,882.9	$2,933.6
Accrued investment income	16.2	16.4
Premiums receivable, net	284.2	285.7
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	530.8	539.7
Deferred policy acquisition costs	49.3	47.9
Contingent commission receivable—LPT Agreement	13.2	13.2
Other assets	227.4	167.6
Total assets	$4,004.0	$4,004.1

LIABILITIES
Unpaid losses and LAE	$2,170.7	$2,192.8
Unearned premiums	341.5	337.1
Commissions and premium taxes payable	48.5	48.6
Deferred Gain	132.2	137.1
FHLB Advances(1)	35.0	—
Other liabilities	132.1	122.7
Total liabilities	$2,860.0	$2,838.3

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$399.8	$397.0
Retained earnings	1,167.8	1,158.8
Accumulated other comprehensive income, net	105.0	65.3
Treasury stock, at cost	(528.6)	(455.3)
Total stockholders’ equity	1,144.0	1,165.8
Total liabilities and stockholders’ equity	$4,004.0	$4,004.1

Stockholders' equity including the Deferred Gain (2)	$1,276.2	$1,302.9
Adjusted stockholders' equity (2)	1,171.2	1,237.6
Book value per share (2)	$38.93	$37.18
Book value per share including the Deferred Gain(2)	43.43	41.55
Adjusted book value per share (2)	39.86	39.47

(1) FHLB=Federal Home Loan Bank
(2) See Page 11 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Revenues:
Gross premiums written	$140.2	$176.6	$324.9	$386.6
Premiums ceded	(1.2)	(1.4)	(2.5)	(2.7)
Net premiums written	139.0	175.2	322.4	383.9
Net premiums earned	$151.5	$175.5	$319.4	$350.3
Net investment income	19.9	21.4	39.8	43.2
Net realized and unrealized gains (losses) on investments(1)	39.7	7.4	(21.4)	30.7
Other income	0.3	—	0.6	0.4
Total revenues	211.4	204.3	338.4	424.6
Expenses:
Losses and LAE incurred	(73.1)	(86.8)	(177.4)	(175.3)
Commission expense	(19.2)	(23.8)	(40.5)	(45.8)
Underwriting and general and administrative expenses	(44.8)	(43.8)	(91.5)	(91.3)
Interest and financing expenses	—	(0.2)	—	(0.6)
Total expenses	(137.1)	(154.6)	(309.4)	(313.0)
Net income before income taxes	74.3	49.7	29.0	111.6
Income tax expense	(14.7)	(9.0)	(4.3)	(19.0)
Net income	59.6	40.7	24.7	92.6
Unrealized AFS investment gains arising during the period, net of tax(2)	69.3	29.9	40.2	67.7
Reclassification adjustment for realized AFS investment gains in net income, net of tax(2)	(5.9)	(0.2)	(0.5)	(0.7)
Total comprehensive income	$123.0	$70.4	$64.4	$159.6
Net income	$59.6	$40.7	$24.7	$92.6
Amortization of the Deferred Gain - losses	(2.1)	(3.2)	(4.1)	(5.2)
Amortization of the Deferred Gain - contingent commission	(0.4)	(0.5)	(0.8)	(1.0)
LPT reserve adjustment	—	(1.8)	—	(1.8)
LPT contingent commission adjustments	—	(0.2)	—	(0.2)
Net income before impact of the LPT Agreement (3)	57.1	35.0	19.8	84.4
Net realized and unrealized (gains) losses on investments	(39.7)	(7.4)	21.4	(30.7)
Income tax expense (benefit) related to items excluded from Net income	8.3	1.6	(4.5)	6.4
Adjusted net income	$25.7	$29.2	$36.7	$60.1

(1) Includes unrealized gains (losses) on equity securities of $42.3 million and $6.8 million for the three months ended June 30, 2020 and 2019, respectively, and $(26.9) million and $28.0 million for the six months ended June 30, 2020 and 2019, respectively.
(2) AFS = Available for Sale securities.
(3) See Page 13 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended June 30, 2020
Gross premiums written		$140.2	$—	$—	$140.2
Net premiums written		139.0	—	—	139.0

Net premiums earned	A	151.4	0.1	—	151.5
Net investment income		18.8	0.9	0.2	19.9
Net realized and unrealized gains on investments		38.2	1.3	0.2	39.7
Other income		0.3	—	—	0.3
Total revenues		208.7	2.3	0.4	211.4

Losses and LAE incurred	B	(75.6)	—	2.5	(73.1)
Commission expense	C	(19.2)	—	—	(19.2)
Underwriting and general and administrative expenses	D	(38.4)	(4.3)	(2.1)	(44.8)
Total expenses		(133.2)	(4.3)	0.4	(137.1)
Net income (loss) before income taxes		$75.5	$(2.0)	$0.8	$74.3

Underwriting income (loss)	A+B+C+D	18.2	(4.2)

Loss and LAE expense ratio:
Current year		65.5%	n/m
Prior years		(15.6)	—
Loss and LAE ratio		49.9	n/m
Commission expense ratio		12.7	n/m
Underwriting expense ratio		25.4	n/m
Combined ratio		88.0%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended June 30, 2019
Gross premiums written		$176.6	$—	$—	$176.6
Net premiums written		175.2	—	—	175.2

Net premiums earned	A	175.5	—	—	175.5
Net investment income		20.3	—	1.1	21.4
Net realized and unrealized gains on investments		6.9	—	0.5	7.4
Total revenues		202.7	—	1.6	204.3

Losses and LAE incurred	B	(92.5)	—	5.7	(86.8)
Commission expense	C	(23.8)	—	—	(23.8)
Underwriting and general and administrative expenses	D	(35.9)	(4.1)	(3.8)	(43.8)
Interest and financing expenses		(0.2)	—	—	(0.2)
Total expenses		(152.4)	(4.1)	1.9	(154.6)
Net income (loss) before income taxes		$50.3	$(4.1)	$3.5	$49.7

Underwriting income (loss)	A+B+C+D	$23.3	$(4.1)

Loss and LAE expense ratio:
Current year		66.2%	n/m
Prior years		(13.5)	—
Loss and LAE ratio		52.7	n/m
Commission expense ratio		13.6	n/m
Underwriting expense ratio		20.5	n/m
Combined ratio		86.8%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Six Months Ended June 30, 2020
Gross premiums written		$324.9	$—	$—	$324.9
Net premiums written		322.4	—	—	322.4

Net premiums earned	A	319.3	0.1	—	319.4
Net investment income		37.4	1.7	0.7	39.8
Net realized and unrealized losses on investments		(19.1)	(0.4)	(1.9)	(21.4)
Other income		0.6	—	—	0.6
Total revenues		338.2	1.4	(1.2)	338.4

Losses and LAE incurred	B	(182.3)	—	4.9	(177.4)
Commission expense	C	(40.5)	—	—	(40.5)
Underwriting and general and administrative expenses	D	(77.6)	(8.1)	(5.8)	(91.5)
Total expenses		(300.4)	(8.1)	(0.9)	(309.4)
Net income (loss) before income taxes		$37.8	$(6.7)	$(2.1)	$29.0

Underwriting income (loss)	A+B+C+D	18.9	(8.0)

Loss and LAE expense ratio:
Current year		65.6%	n/m
Prior years		(8.5)	—
Loss and LAE ratio		57.1	n/m
Commission expense ratio		12.7	n/m
Underwriting expense ratio		24.3	n/m
Combined ratio		94.1%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Six Months Ended June 30, 2019
Gross premiums written		$386.6	$—	$—	$386.6
Net premiums written		383.9	—	—	383.9

Net premiums earned	A	350.3	—	—	350.3
Net investment income		40.9	—	2.3	43.2
Net realized and unrealized gains on investments		27.7	—	3.0	30.7
Other income		0.4	—	—	0.4
Total revenues		419.3	—	5.3	424.6

Losses and LAE incurred	B	(183.5)	—	8.2	(175.3)
Commission expense	C	(45.8)	—	—	(45.8)
Underwriting and general and administrative expenses	D	(75.2)	(7.6)	(8.5)	(91.3)
Interest and financing expenses		(0.6)	—	—	(0.6)
Total expenses		(305.1)	(7.6)	(0.3)	(313.0)
Net income (loss) before income taxes		$114.2	$(7.6)	$5.0	$111.6

Underwriting income (loss)	A+B+C+D	$45.8	$(7.6)

Loss and LAE expense ratio:
Current year		65.5%	n/m
Prior years		(13.1)	—
Loss and LAE ratio		52.4	n/m
Commission expense ratio		13.1	n/m
Underwriting expense ratio		21.5	n/m
Combined ratio		87.0%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2020	2019	2020	2019

Net income	A	$59.6	$40.7	$24.7	$92.6
Impact of the LPT Agreement		(2.5)	(5.7)	(4.9)	(8.2)
Net realized and unrealized (gains) losses on investments		(39.7)	(7.4)	21.4	(30.7)
Income tax expense (benefit) related to items excluded from Net income		8.3	1.6	(4.5)	6.4
Adjusted net income (1)	B	25.7	29.2	36.7	60.1

Stockholders' equity - end of period		$1,144.0	$1,121.5	$1,144.0	$1,121.5

Stockholders' equity - beginning of period		1,057.3	1,071.7	1,165.8	1,018.2

Average stockholders' equity	C	1,100.7	1,096.6	1,154.9	1,069.9

Stockholders' equity - end of period		$1,144.0	$1,121.5	$1,144.0	$1,121.5
Deferred Gain - end of period		132.2	141.7	132.2	141.7
Accumulated other comprehensive income - end of period		(132.9)	(67.5)	(132.9)	(67.5)
Income taxes related to accumulated other comprehensive income - end of period		27.9	14.2	27.9	14.2
Adjusted stockholders' equity - end of period		1,171.2	1,209.9	1,171.2	1,209.9
Adjusted stockholders' equity - beginning of period		1,150.4	1,195.2	1,237.6	1,181.5
Average adjusted stockholders' equity (1)	D	1,160.8	1,202.6	1,204.4	1,195.7

Return on stockholders' equity	A / C	5.4%	3.7%	2.1%	8.7%
Annualized return on stockholders' equity		21.7	14.8	4.3	17.3

Adjusted return on stockholders' equity (1)	B / D	2.2%	2.4%	3.0%	5.0%
Annualized adjusted return on stockholders' equity (1)		8.9	9.7	6.1	10.1

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019

Unpaid losses and LAE at beginning of period	$2,191.7	$2,189.3	$2,192.8	$2,207.9
Reinsurance recoverable on unpaid losses and LAE	527.0	498.7	532.5	504.4
Net unpaid losses and LAE at beginning of period	1,664.7	1,690.6	1,660.3	1,703.5
Losses and LAE incurred:
Current year losses	99.2	116.1	209.4	229.4
Prior year losses on voluntary business	(23.5)	(24.0)	(26.5)	(46.0)
Prior year losses on involuntary business	(0.1)	0.3	(0.6)	0.1
Total losses incurred	75.6	92.4	182.3	183.5
Losses and LAE paid:
Current year losses	17.1	23.2	24.0	30.6
Prior year losses	76.1	82.2	171.5	178.8
Total paid losses	93.2	105.4	195.5	209.4
Net unpaid losses and LAE at end of period	1,647.1	1,677.6	1,647.1	1,677.6
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	523.6	484.2	523.6	484.2
Unpaid losses and LAE at end of period	$2,170.7	$2,161.8	$2,170.7	$2,161.8
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments which totaled $2.5 million and $5.7 million for the three months ended June 30, 2020 and 2019, respectively and $4.9 million and $8.2 million for the six months ended June 30, 2020 and 2019, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	June 30, 2020				December 31, 2019
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,318.9	$132.5	$2,451.4	85%	$2,485.9	85%
Equity securities	148.8	74.2	223.0	8	263.4	9
Short-term investments	42.7	0.4	43.1	1	—	—
Other invested assets	33.3	—	33.3	1	29.1	1
Cash and cash equivalents	131.8	—	131.8	5	154.9	5
Restricted cash and cash equivalents	0.3	—	0.3	—	0.3	—
Total investments and cash	$2,675.8	$207.1	$2,882.9	100%	$2,933.6	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$89.7	$5.4	$95.1	4%	$88.5	4%
States and municipalities	401.6	32.5	434.1	18	484.5	19
Corporate securities	952.4	76.1	1,028.5	42	1,079.0	43
Mortgage-backed securities	584.2	27.0	611.2	25	591.0	24
Asset-backed securities	42.0	(0.2)	41.8	2	61.2	2
Collateralized loan obligations	84.4	(3.5)	80.9	3	—	—
Bank loans	164.6	(4.8)	159.8	7	181.7	7
Total fixed maturity securities	$2,318.9	$132.5	$2,451.4	100%	$2,485.9	100%

Weighted average book yield	3.2%	3.3%
Average credit quality (S&P)	A+	A+
Duration	2.7	3.3

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		June 30, 2020	March 31, 2020	December 31, 2019	June 30, 2019
Numerators:
Stockholders' equity	A	$1,144.0	$1,057.3	$1,165.8	$1,121.5
Plus: Deferred Gain		132.2	134.7	137.1	141.7
Stockholders' equity including the Deferred Gain (1)	B	1,276.2	1,192.0	1,302.9	1,263.2
Accumulated other comprehensive (income) loss		(132.9)	(52.7)	(82.6)	(67.5)
Income taxes related to accumulated other comprehensive gains and losses		27.9	11.1	17.3	14.2
Adjusted stockholders' equity (1)	C	$1,171.2	$1,150.4	$1,237.6	$1,209.9

Denominator (shares outstanding)	D	29,382,894	30,403,012	31,355,378	31,904,916

Book value per share (1)	A / D	$38.93	$34.78	$37.18	$35.15
Book value per share including the Deferred Gain(1)	B / D	43.43	39.21	41.55	39.59
Adjusted book value per share (1)	C / D	39.86	37.84	39.47	37.92

YTD Change in: (2)
Book value per share		6.1%			14.5%
Book value per share including the Deferred Gain		5.7			12.3
Adjusted book value per share		2.3			6.4

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared of $0.50 and $0.44 for the six months ended June 30, 2020 and 2019, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2020	2019	2020	2019
Numerators:
Net income	A	$59.6	$40.7	$24.7	$92.6
Impact of the LPT Agreement		(2.5)	(5.7)	(4.9)	(8.2)
Net income before impact of the LPT (1)	B	57.1	35.0	19.8	84.4
Net realized and unrealized (gains) losses on investments		(39.7)	(7.4)	21.4	(30.7)
Income tax expense related to items excluded from Net income		8.3	1.6	(4.5)	6.4
Adjusted net income (1)	C	$25.7	$29.2	$36.7	$60.1

Denominators:
Average common shares outstanding (basic)	D	30,043,900	32,077,698	30,697,975	32,197,523
Average common shares outstanding (diluted)	E	30,229,553	32,450,628	31,020,128	32,639,885

Earnings per share:
Basic	A / D	$1.98	$1.27	$0.80	$2.88
Diluted	A / E	1.97	1.25	0.80	2.84

Earnings per share before impact of the LPT: (1)
Basic	B / D	$1.90	$1.09	$0.64	$2.62
Diluted	B / E	1.89	1.08	0.62	2.59

Adjusted earnings per share: (1)
Basic	C / D	$0.86	$0.91	$1.20	$1.87
Diluted	C / E	0.85	0.90	1.18	1.84

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 11 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 11 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 8 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 11 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has recently made changes to its corporate structure, mainly involving the launch and further development of a new digital insurance platform offered under the Cerity brand name (Cerity), resulting in changes to its reportable segments. The Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct underwriting platform through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:
•The Employers segment is defined as traditional business offered through the EMPLOYERS brand name (Employers) through its agents, including business originated from its strategic partnerships and alliances;
•The Cerity segment is defined as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and
•Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company.  These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.
Prior to December 31, 2019, the Company operated under a single reportable segment and presented its Combined Ratio on that basis. In light of its change in reporting segments, the Company now presents a separate Combined Ratio for each of its reporting segments.
All periods prior to December 31, 2019 presented herein have been conformed to the current presentation.